Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2026 Results

NASHVILLE, Tenn. (August 6, 2026) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging real estate investment trust (“REIT”) specializing in group-oriented, upscale convention center resorts and entertainment experiences, today reported financial results for the three and six months ended June 30, 2026.

Second Quarter 2026 Highlights and Recent Developments:

●	The Company reported all-time quarterly record consolidated revenue of $749.0 million, driven by record second quarter same-store Hospitality(1) segment revenue of $544.3 million and all-time quarterly record Entertainment segment revenue of $144.0 million.
●	The Company generated consolidated net income of $102.1 million and consolidated Adjusted EBITDAre of $258.3 million.
●	During the quarter, the Company booked over 768,000 same-store Hospitality Gross Definite Room Nights for all future periods. The estimated average daily rate (ADR) for these bookings was approximately $310, an increase of 8.6% compared to the prior year quarter estimated ADR for future bookings and an all-time quarterly record.
●	The Company is raising its full year outlook due to strong second quarter performance for the Hospitality portfolio and a modest increase in its expectations for the same-store Hospitality business for the second half of 2026.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We delivered record quarterly consolidated revenue and Adjusted EBITDAre, reflecting the continued success of our premium group customer strategy and strong execution in our Entertainment business. In our same-store Hospitality business, higher ADR across all customer segments and strong ancillary spending trends drove results above our expectations, while healthy booking pace and record estimated ADR for future bookings reinforce our confidence in the durability of demand for our differentiated group-focused hotel assets. Our revised outlook incorporates the second quarter outperformance and a modest increase in our expectations for the second half of 2026.”

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Second Quarter 2026 Results (as compared to Second Quarter 2025):

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except per share amounts)			%				%
	2026	2025	Change		2026	2025	Change
Total revenue	$748,978	$659,515	13.6%		$1,413,550	$1,246,795	13.4%

Operating income	$174,545	$139,425	25.2%		$312,341	$255,546	22.2%
Operating income margin	23.3%	21.1%	2.2	pts	22.1%	20.5%	1.6	pts

Net income	$102,079	$75,875	34.5%		$171,481	$138,889	23.5%
Net income margin	13.6%	11.5%	2.1	pts	12.1%	11.1%	1.0	pts

Net income available to common stockholders	$92,750	$71,753	29.3%		$163,225	$134,714	21.2%
Net income available to common stockholders margin	12.4%	10.9%	1.5	pts	11.5%	10.8%	0.7	pts
Net income available to common stockholders per diluted share (1)	$1.42	$1.12	26.8%		$2.46	$2.13	15.5%

Adjusted EBITDAre	$258,311	$211,856	21.9%		$477,604	$397,358	20.2%
Adjusted EBITDAre margin	34.5%	32.1%	2.4	pts	33.8%	31.9%	1.9	pts
Adjusted EBITDAre, excluding noncontrolling interest	$241,921	$200,561	20.6%		$457,057	$380,437	20.1%
Adjusted EBITDAre, excluding noncontrolling interest margin	32.3%	30.4%	1.9	pts	32.3%	30.5%	1.8	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$167,229	$137,145	21.9%		$310,701	$260,047	19.5%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.54	$2.14	18.7%		$4.69	$4.13	13.6%

Adjusted FFO available to common stockholders and unit holders	$181,399	$148,845	21.9%		$337,477	$278,668	21.1%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.77	$2.35	17.9%		$5.11	$4.44	15.1%

(1)	Diluted weighted average common shares for the three and six months ended June 30, 2026 and 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2026 and 2025 include 4.9 million and 4.2 million, respectively, and for the six months ended June 30, 2026 and 2025 include 4.5 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Hospitality revenue	$604,964	$516,211	17.2%		$1,190,353	$1,013,941	17.4%
Same-store Hospitality revenue (1)	$544,315	$510,862	6.5%		$1,055,836	$1,008,592	4.7%

Hospitality operating income	$153,643	$126,920	21.1%		$298,730	$243,729	22.6%
Hospitality operating income margin	25.4%	24.6%	0.8	pts	25.1%	24.0%	1.1	pts
Hospitality Adjusted EBITDAre	$223,042	$186,435	19.6%		$435,612	$359,409	21.2%
Hospitality Adjusted EBITDAre margin	36.9%	36.1%	0.8	pts	36.6%	35.4%	1.2	pts

Same-store Hospitality operating income (1)	$141,711	$129,503	9.4%		$262,543	$246,312	6.6%
Same-store Hospitality operating income margin (1)	26.0%	25.3%	0.7	pts	24.9%	24.4%	0.5	pts
Same-store Hospitality Adjusted EBITDAre (1)	$202,278	$187,017	8.2%		$382,534	$359,991	6.3%
Same-store Hospitality Adjusted EBITDAre margin (1)	37.2%	36.6%	0.6	pts	36.2%	35.7%	0.5	pts

Hospitality performance metrics:
Occupancy	72.7%	73.3%	(0.6)	pts	70.4%	71.5%	(1.1)	pts
Average Daily Rate (ADR)	$284.05	$258.88	9.7%		$289.42	$261.53	10.7%
RevPAR	$206.52	$189.77	8.8%		$203.82	$187.03	9.0%
Total RevPAR	$537.69	$487.62	10.3%		$531.91	$486.10	9.4%

Same-store Hospitality performance metrics: (1)
Occupancy	72.8%	74.0%	(1.2)	pts	70.2%	71.8%	(1.6)	pts
ADR	$277.19	$259.19	6.9%		$277.47	$261.71	6.0%
RevPAR	$201.67	$191.70	5.2%		$194.91	$187.97	3.7%
Total RevPAR	$524.05	$491.84	6.5%		$511.07	$488.20	4.7%

Gross definite room nights booked	768,697	720,644	6.7%		1,229,635	1,084,548	13.4%
Net definite room nights booked	589,929	539,860	9.3%		832,198	745,054	11.7%
Group attrition (as % of contracted block)	14.6%	15.2%	(0.6)	pts	16.1%	15.4%	0.7	pts
Cancellations ITYFTY (2)	17,515	17,287	1.3%		44,679	40,066	11.5%

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.
(2)	“ITYFTY” represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR and Total RevPAR” below. Property-level results and operating metrics for the applicable period are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

●	The same-store Hospitality portfolio generated all-time quarterly record RevPAR of approximately $202 in the second quarter, an increase of 5.2% from the prior year quarter, and record second quarter Total RevPAR of approximately $524, an increase of 6.5% from the prior year quarter.
●	The same-store Hospitality portfolio generated second quarter operating income of $141.7 million and Adjusted EBITDAre of $202.3 million.
●	Second quarter same-store banquet and AV revenue contribution per group room night, a proxy for catering spend per group guest, increased 12.9% year over year, driven by our premium group customer strategy.
●	Second quarter same-store attrition and cancellation fee revenue was approximately $9.0 million, a decrease of $0.4 million compared to the prior year quarter.
●	JW Marriott Desert Ridge performance benefited from continued strong demand and the ongoing realization of portfolio-driven synergies.
●	Subsequent to quarter-end, Marriott launched the marketing of 2026 ice! holiday programming to be featured across the Gaylord Hotels portfolio, JW Marriott Hill Country and JW Marriott Desert Ridge, including three new themes. Early customer engagement has been encouraging.

Gaylord Opryland

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$125,190	$116,465	7.5%		$253,569	$226,643	11.9%

Operating income	$36,567	$35,144	4.0%		$76,389	$65,242	17.1%
Operating income margin	29.2%	30.2%	(1.0)	pts	30.1%	28.8%	1.3	pts
Adjusted EBITDAre	$45,956	$43,710	5.1%		$94,472	$81,858	15.4%
Adjusted EBITDAre margin	36.7%	37.5%	(0.8)	pts	37.3%	36.1%	1.2	pts

Performance metrics:
Occupancy	74.2%	75.2%	(1.0)	pts	72.0%	70.1%	1.9	pts
ADR	$266.96	$246.17	8.4%		$272.09	$253.72	7.2%
RevPAR	$198.18	$185.19	7.0%		$195.89	$177.88	10.1%
Total RevPAR	$476.36	$443.16	7.5%		$485.09	$433.58	11.9%

Gaylord Palms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$88,491	$73,113	21.0%		$186,137	$161,506	15.3%

Operating income	$21,118	$13,671	54.5%		$50,861	$37,453	35.8%
Operating income margin	23.9%	18.7%	5.2	pts	27.3%	23.2%	4.1	pts
Adjusted EBITDAre	$30,946	$23,236	33.2%		$70,420	$56,183	25.3%
Adjusted EBITDAre margin	35.0%	31.8%	3.2	pts	37.8%	34.8%	3.0	pts

Performance metrics:
Occupancy	75.0%	78.9%	(3.9)	pts	76.1%	77.4%	(1.3)	pts
ADR	$270.06	$243.35	11.0%		$285.86	$259.34	10.2%
RevPAR	$202.49	$192.00	5.5%		$217.65	$200.80	8.4%
Total RevPAR	$566.02	$467.66	21.0%		$598.59	$519.38	15.3%

Gaylord Texan

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$82,259	$82,494	(0.3)%		$165,630	$168,871	(1.9)%

Operating income	$23,528	$25,002	(5.9)%		$47,333	$52,697	(10.2)%
Operating income margin	28.6%	30.3%	(1.7)	pts	28.6%	31.2%	(2.6)	pts
Adjusted EBITDAre	$31,209	$31,159	0.2%		$62,339	$64,783	(3.8)%
Adjusted EBITDAre margin	37.9%	37.8%	0.1	pts	37.6%	38.4%	(0.8)	pts

Performance metrics:
Occupancy	69.9%	72.0%	(2.1)	pts	67.7%	72.5%	(4.8)	pts
ADR	$268.51	$253.06	6.1%		$266.01	$255.16	4.3%
RevPAR	$187.60	$182.32	2.9%		$179.96	$185.04	(2.7)%
Total RevPAR	$498.32	$499.74	(0.3)%		$504.46	$514.33	(1.9)%

Gaylord National

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$90,422	$83,413	8.4%		$164,649	$164,242	0.2%

Operating income	$19,550	$15,818	23.6%		$25,775	$25,292	1.9%
Operating income margin	21.6%	19.0%	2.6	pts	15.7%	15.4%	0.3	pts
Adjusted EBITDAre	$29,063	$25,420	14.3%		$44,805	$44,451	0.8%
Adjusted EBITDAre margin	32.1%	30.5%	1.6	pts	27.2%	27.1%	0.1	pts

Performance metrics:
Occupancy	71.3%	67.8%	3.5	pts	67.2%	70.1%	(2.9)	pts
ADR	$280.70	$263.97	6.3%		$274.10	$256.29	6.9%
RevPAR	$200.10	$178.85	11.9%		$184.16	$179.59	2.5%
Total RevPAR	$497.82	$459.23	8.4%		$455.74	$454.62	0.2%

Gaylord Rockies

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$84,735	$81,722	3.7%		$156,984	$152,670	2.8%

Operating income	$23,792	$21,798	9.1%		$38,237	$36,621	4.4%
Operating income margin	28.1%	26.7%	1.4	pts	24.4%	24.0%	0.4	pts
Adjusted EBITDAre	$38,933	$36,695	6.1%		$68,566	$66,370	3.3%
Adjusted EBITDAre margin	45.9%	44.9%	1.0	pts	43.7%	43.5%	0.2	pts

Performance metrics:
Occupancy	79.4%	80.3%	(0.9)	pts	77.4%	76.3%	1.1	pts
ADR	$275.43	$259.78	6.0%		$267.28	$258.52	3.4%
RevPAR	$218.64	$208.62	4.8%		$206.93	$197.21	4.9%
Total RevPAR	$620.35	$598.29	3.7%		$577.82	$561.94	2.8%

JW Marriott Hill Country

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$65,762	$66,573	(1.2)%		$116,057	$121,849	(4.8)%

Operating income	$15,982	$17,250	(7.4)%		$23,190	$28,099	(17.5)%
Operating income margin	24.3%	25.9%	(1.6)	pts	20.0%	23.1%	(3.1)	pts
Adjusted EBITDAre	$24,175	$25,169	(3.9)%		$39,545	$43,849	(9.8)%
Adjusted EBITDAre margin	36.8%	37.8%	(1.0)	pts	34.1%	36.0%	(1.9)	pts

Performance metrics:
Occupancy	70.9%	75.6%	(4.7)	pts	64.8%	71.8%	(7.0)	pts
ADR	$344.31	$342.79	0.4%		$341.31	$332.79	2.6%
RevPAR	$244.21	$259.31	(5.8)%		$221.24	$238.96	(7.4)%
Total RevPAR	$721.22	$730.11	(1.2)%		$639.92	$671.85	(4.8)%

JW Marriott Desert Ridge(1)

	Three Months Ended	Six Months Ended	Period Ended
	June 30,	June 30,	June 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)
	2026	2026	2025
Revenue	$60,649	$134,517	$5,349

Operating income (loss)	$11,932	$36,187	$(2,583)
Operating income (loss) margin	19.7%	26.9%	(48.3)%
Adjusted EBITDAre	$20,764	$53,078	$(582)
Adjusted EBITDAre margin	34.2%	39.5%	(10.9)%

Performance metrics:
Occupancy	72.2%	72.6%	39.3%
ADR	$367.08	$428.43	$228.50
RevPAR	$264.85	$310.88	$89.76
Total RevPAR	$701.55	$782.30	$268.11

(1) JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore results are not comparable to the prior year period.

Entertainment Segment

	Three Months Ended				Six Months Ended
	June 30,				June 30,
($ in thousands)			%				%
	2026	2025	Change		2026	2025	Change
Revenue	$144,014	$143,304	0.5%		$223,197	$232,854	(4.1)%

Operating income	$32,404	$23,495	37.9%		$36,657	$33,811	8.4%
Operating income margin	22.5%	16.4%	6.1	pts	16.4%	14.5%	1.9	pts
Adjusted EBITDAre	$43,918	$33,908	29.5%		$59,599	$54,847	8.7%
Adjusted EBITDAre margin	30.5%	23.7%	6.8	pts	26.7%	23.6%	3.1	pts

Fioravanti continued, “Our Entertainment business delivered record quarterly Adjusted EBITDAre driven by a successful festivals season and continued strong demand for our artist-centered venues. The continued strength in demand for these experiences underscores the opportunities ahead within our multi-year development pipeline.”

Corporate and Other Segment

	Three Months Ended			Six Months Ended
	June 30,			June 30,
($ in thousands)			%			%
	2026	2025	Change	2026	2025	Change
Operating loss	$(11,502)	$(10,990)	(4.7)%	$(23,046)	$(21,994)	(4.8)%
Adjusted EBITDAre	$(8,649)	$(8,487)	(1.9)%	$(17,607)	$(16,898)	(4.2)%

Capital Expenditures

In 2026, the Company expects to spend approximately $400 to $500 million on capital expenditures, an increase from the previous estimate of $350 to $450 million. The increase reflects the timing of cash flows and the acceleration of a portion of projected spending previously expected in 2027, now expected to occur in 2026, and does not reflect a change in overall project scope. Capital expenditures for the first half of 2026 were approximately $241 million.

In the second quarter, the Company completed the Foundry Fieldhouse sports bar, pavilion, and event lawn development at Gaylord Opryland and the meeting space conversion project at JW Marriott Desert Ridge.

Additional capital expenditure activity in 2026 includes:

●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed by mid-year 2027;
●	Renovation of the rooms at Gaylord Texan, which began in July 2025 and is expected to be completed in August 2026;
●	Renovation of the rooms at JW Marriott Hill Country, which began in April 2026 and is expected to be completed in March 2027;
●	The development of Category 10 Las Vegas, which is expected to be completed in October 2026;
●	The development of Category 10 in Orlando, which is expected to begin in fall 2026 and is expected to be completed in early 2028; and

●	The development of Ole Red Indianapolis, which is expected to be completed by our development partner Pacer Sports & Entertainment in early 2028.

2026 Guidance

The Company is updating its 2026 business performance outlook based on current information as of August 6, 2026. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason.

Fioravanti concluded, “We are pleased to raise the midpoints of our 2026 guidance ranges to reflect the stronger second quarter results in our Hospitality portfolio, including JW Marriott Desert Ridge. Our outlook also incorporates a more constructive view on second-half group business trends, supported by the business we have on the books.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2026 (1)			Full Year 2026 (1)			Change to
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth(2)	3.50%	4.50%	4.00%	2.25%	3.75%	3.00%	1.00%
Same-store Hospitality Total RevPAR growth(2)	3.50%	4.50%	4.00%	2.25%	3.75%	3.00%	1.00%

Operating income:
Hospitality (same-store) (2)	$484.5	$489.5	$487.0	$475.5	$485.5	$480.5	$6.5
JW Marriott Desert Ridge	35.0	37.0	36.0	33.5	35.0	34.3	1.8
Entertainment	74.8	79.5	77.1	74.8	79.5	77.1	-
Corporate and Other	(50.5)	(49.0)	(49.8)	(50.5)	(49.0)	(49.8)	-
Consolidated operating income	$543.8	$557.0	$550.4	$533.3	$551.0	$542.1	$8.3

Adjusted EBITDAre:
Hospitality (same-store) (2)	$728.0	$742.0	$735.0	$715.0	$735.0	$725.0	$10.0
JW Marriott Desert Ridge	69.0	73.0	71.0	68.0	72.0	70.0	1.0
Entertainment	120.0	130.0	125.0	120.0	130.0	125.0	-
Corporate and Other	(39.0)	(35.0)	(37.0)	(39.0)	(35.0)	(37.0)	-
Consolidated Adjusted EBITDAre	$878.0	$910.0	$894.0	$864.0	$902.0	$883.0	$11.0

Net income	$280.5	$285.5	$283.0	$271.0	$279.0	$275.0	$8.0
Net income available to common stockholders	$270.5	$273.5	$272.0	$261.0	$267.0	$264.0	$8.0

FFO available to common stockholders and unit holders	$565.5	$582.0	$573.8	$552.0	$572.5	$562.3	$11.5
Adjusted FFO available to common stockholders and unit holders	$592.3	$616.8	$604.5	$577.3	$607.0	$592.1	$12.4

Net income available to common stockholders per diluted share (3)	$4.10	$4.11	$4.11	$3.96	$4.02	$3.99	$0.12
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)	$8.98	$9.28	$9.13	$8.77	$9.14	$8.96	$0.17

Weighted average shares outstanding - diluted (3)	68.4	68.4	68.4	68.4	68.4	68.4	-
Weighted average shares and OP units outstanding - diluted (3)	68.8	68.8	68.8	68.8	68.8	68.8	-

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unit holders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On July 15, 2026, the Company paid the previously announced quarterly cash dividend of $1.20 per common share, which was paid to stockholders of record as of June 30, 2026.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of June 30, 2026, the Company had unrestricted cash of $366.1 million and total debt outstanding of $3,969.5 million, net of unamortized deferred financing costs. As of June 30, 2026, there were no amounts drawn under the Company’s revolving credit facility or OEG’s revolving credit facility, which left $930.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Opry Entertainment Group Update

The Company continues to evaluate a path to greater independence for Opry Entertainment Group (“OEG”), and discussions continue with select potential investors related to an investment in or partnership with OEG. The Company has not entered into any agreements with respect to a potential investment by a third party in OEG, and there can be no assurance that any definitive agreement will ultimately be reached.

As a result of this ongoing process, Atairos’ liquidity request rights, including its put right, are currently unexercisable under the Company’s agreement with Atairos.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, August 7, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in group-oriented, upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns JW Marriott Phoenix Desert Ridge Resort & Spa and JW Marriott San Antonio Hill Country

Resort & Spa as well as two ancillary hotels adjacent to the Company’s Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 12,364 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. OEG manages select outdoor live music venues, including Ascend Federal Credit Union Amphitheater in Nashville and CCNB Amphitheatre in Simpsonville, South Carolina. OEG also owns a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, geopolitical uncertainty and the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of the JW Marriott Desert Ridge, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Desert Ridge and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Desert Ridge. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;

●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;
●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Revenues:
Rooms	$232,366	$200,900	$456,124	$390,132
Food and beverage	296,437	250,391	585,784	503,654
Other hotel revenue	76,161	64,920	148,445	120,155
Entertainment	144,014	143,304	223,197	232,854
Total revenues	748,978	659,515	1,413,550	1,246,795

Operating expenses:
Rooms	52,581	47,238	103,175	93,527
Food and beverage	159,120	136,152	317,283	274,291
Other hotel expenses	150,260	130,588	294,882	254,512
Management fees, net	22,142	17,916	43,057	36,379
Total hotel operating expenses	384,103	331,894	758,397	658,709
Entertainment	101,563	110,376	166,672	180,146
Corporate	11,245	10,759	22,530	21,529
Preopening costs	438	98	825	185
Depreciation and amortization	77,084	66,963	152,785	130,680
Total operating expenses	574,433	520,090	1,101,209	991,249

Operating income	174,545	139,425	312,341	255,546

Interest expense, net of amounts capitalized	(63,875)	(58,534)	(127,994)	(112,817)
Interest income	3,727	5,583	8,913	11,042
Loss on extinguishment of debt	–	(2,542)	(2,200)	(2,542)
Income (loss) from unconsolidated joint ventures	4	(13)	4	(29)
Other gains and (losses), net	(259)	(196)	(621)	(304)
Income before income taxes	114,142	83,723	190,443	150,896
Provision for income taxes	(12,063)	(7,848)	(18,962)	(12,007)
Net income	102,079	75,875	171,481	138,889

Net income attributable to noncontrolling interest in OEG	(4,050)	(2,094)	(3,462)	(2,805)
Net income attributable to other noncontrolling interests	(5,279)	(2,028)	(4,794)	(1,370)
Net income available to common stockholders	$92,750	$71,753	$163,225	$134,714

Basic income per share available to common stockholders(1)	$1.47	$1.17	$2.59	$2.22
Diluted income per share available to common stockholders(1)	$1.42	$1.12	$2.46	$2.13

Weighted average common shares for the period:
Basic(1)	63,114	61,352	63,069	60,639
Diluted(1)	68,143	65,732	67,799	64,577

(1)	Basic and diluted weighted average common shares for the three and six months ended June 30, 2026 and 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2026 and 2025 include 4.9 million and 4.2 million, respectively, and for the six months ended June 30, 2026 and 2025 include 4.5 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	June 30,	December 31,
	2026	2025
ASSETS:
Property and equipment, net of accumulated depreciation	$5,078,259	$4,970,429
Cash and cash equivalents - unrestricted	366,125	471,421
Cash and cash equivalents - restricted	31,695	28,759
Notes receivable, net	53,634	53,503
Trade receivables, net	122,120	105,903
Deferred income tax assets, net	51,150	67,669
Prepaid expenses and other assets	211,266	196,798
Intangible assets and goodwill, net	277,587	286,701
Total assets	$6,191,836	$6,181,183

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,969,453	$3,976,913
Accounts payable and accrued liabilities	505,529	517,708
Distributions payable	78,229	78,819
Deferred management rights proceeds	162,541	162,901
Operating lease liabilities	163,143	158,815
Other liabilities	77,745	74,251
Noncontrolling interest in OEG	444,096	422,691
Total equity	791,100	789,085
Total liabilities and equity	$6,191,836	$6,181,183

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated:
Revenue	$748,978		$659,515		$1,413,550		$1,246,795
Net income	$102,079	13.6%	$75,875	11.5%	$171,481	12.1%	$138,889	11.1%
Interest expense, net	60,148		52,951		119,081		101,775
Provision for income taxes	12,063		7,848		18,962		12,007
Depreciation and amortization	77,084		66,963		152,785		130,680
Pro rata EBITDAre from unconsolidated joint ventures	1		1		2		2
EBITDAre	251,375	33.6%	203,638	30.9%	462,311	32.7%	383,353	30.7%
Preopening costs	438		98		825		185
Non-cash lease expense	1,649		945		2,592		1,834
Equity-based compensation expense	3,827		3,495		7,629		7,117
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Loss on extinguishment of debt	–		2,542		2,200		2,542
Transaction costs of acquisitions	–		25		–		100
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(4)		–		(4)		–
Adjusted EBITDAre	258,311	34.5%	211,856	32.1%	477,604	33.8%	397,358	31.9%
Adjusted EBITDAre of noncontrolling interest	(16,390)		(11,295)		(20,547)		(16,921)
Adjusted EBITDAre, excluding noncontrolling interest	$241,921	32.3%	$200,561	30.4%	$457,057	32.3%	$380,437	30.5%

Hospitality segment:
Revenue	$604,964		$516,211		$1,190,353		$1,013,941
Operating income	$153,643	25.4%	$126,920	24.6%	$298,730	25.1%	$243,729	24.0%
Depreciation and amortization	67,218		57,397		133,226		111,503
Non-cash lease expense	1,163		1,005		1,613		1,950
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Other gains and (losses), net	(8)		–		(8)		–
Adjusted EBITDAre	$223,042	36.9%	$186,435	36.1%	$435,612	36.6%	$359,409	35.4%

Same-store Hospitality segment: (1)
Revenue	$544,315		$510,862		$1,055,836		$1,008,592
Operating income	$141,711	26.0%	$129,503	25.3%	$262,543	24.9%	$246,312	24.4%
Depreciation and amortization	58,640		55,454		116,132		109,560
Non-cash lease expense	909		947		1,816		1,892
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Other gains and (losses), net	(8)		–		(8)		–
Adjusted EBITDAre	$202,278	37.2%	$187,017	36.6%	$382,534	36.2%	$359,991	35.7%

Entertainment segment:
Revenue	$144,014		$143,304		$223,197		$232,854
Operating income	$32,404	22.5%	$23,495	16.4%	$36,657	16.4%	$33,811	14.5%
Depreciation and amortization	9,609		9,335		19,043		18,712
Preopening costs	438		98		825		185
Non-cash lease (revenue) expense	486		(60)		979		(116)
Equity-based compensation	981		1,028		2,095		2,048
Other gains and (losses), net	–		–		–		136
Transaction costs of acquisitions	–		25		–		100
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(13)		–		(29)
Adjusted EBITDAre	$43,918	30.5%	$33,908	23.7%	$59,599	26.7%	$54,847	23.6%

Corporate and Other segment:
Operating loss	$(11,502)		$(10,990)		$(23,046)		$(21,994)
Depreciation and amortization	257		231		516		465
Other gains and (losses), net	(250)		(195)		(611)		(438)
Equity-based compensation	2,846		2,467		5,534		5,069
Adjusted EBITDAre	$(8,649)		$(8,487)		$(17,607)		$(16,898)

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Net income available to common stockholders	$92,750	$71,753	$163,225	$134,714
Noncontrolling interest in OP Units	581	1,532	1,022	874
Net income available to common stockholders and unit holders	93,331	73,285	164,247	135,588
Depreciation and amortization	76,974	66,906	152,554	130,582
Adjustments for noncontrolling interest	(3,076)	(3,046)	(6,100)	(6,123)
FFO available to common stockholders and unit holders	167,229	137,145	310,701	260,047

Right-of-use asset amortization	110	57	231	98
Non-cash lease expense	1,649	945	2,592	1,834
Pro rata adjustments from joint ventures	(4)	–	(4)	–
Amortization of deferred financing costs	3,105	2,900	6,352	5,607
Amortization of debt discounts and premiums	476	430	859	988
Loss on extinguishment of debt	–	2,542	2,200	2,542
Adjustments for noncontrolling interest	(2,023)	(1,736)	(2,065)	(2,018)
Transaction costs of acquisitions	–	25	–	100
Deferred tax provision	10,857	6,537	16,611	9,470
Adjusted FFO available to common stockholders and unit holders	$181,399	$148,845	$337,477	$278,668

Basic net income per share(1)	$1.47	$1.17	$2.59	$2.22
Diluted net income per share(1)	$1.42	$1.12	$2.46	$2.13

FFO available to common stockholders and unit holders per basic share/unit(1)	$2.63	$2.22	$4.90	$4.26
Adjusted FFO available to common stockholders and unit holders per basic share/unit(1)	$2.86	$2.41	$5.32	$4.57

FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.54	$2.14	$4.69	$4.13
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.77	$2.35	$5.11	$4.44

Weighted average common shares and OP units for the period:
Basic(1)	63,509	61,747	63,464	61,034
Diluted (1)	68,538	66,127	68,194	64,972

(1)	Basic and diluted weighted average common shares for the three and six months ended June 30, 2026 and 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2026 and 2025 include 4.9 million and 4.2 million, respectively, and for the six months ended June 30, 2026 and 2025 include 4.5 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment:
Revenue	$604,964		$516,211		$1,190,353		$1,013,941
Operating income	$153,643	25.4%	$126,920	24.6%	$298,730	25.1%	$243,729	24.0%
Depreciation and amortization	67,218		57,397		133,226		111,503
Non-cash lease expense	1,163		1,005		1,613		1,950
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Other gains and (losses), net	(8)		–		(8)		–
Adjusted EBITDAre	$223,042	36.9%	$186,435	36.1%	$435,612	36.6%	$359,409	35.4%

Performance metrics:
Occupancy	72.7%		73.3%		70.4%		71.5%
ADR	$284.05		$258.88		$289.42		$261.53
RevPAR	$206.52		$189.77		$203.82		$187.03
OtherPAR	$331.16		$297.85		$328.09		$299.07
Total RevPAR	$537.69		$487.62		$531.91		$486.10

Same-store Hospitality segment: (1)
Revenue	$544,315		$510,862		$1,055,836		$1,008,592
Operating income	$141,711	26.0%	$129,503	25.3%	$262,543	24.9%	$246,312	24.4%
Depreciation and amortization	58,640		55,454		116,132		109,560
Non-cash lease expense	909		947		1,816		1,892
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Other gains and (losses), net	(8)		–		(8)		–
Adjusted EBITDAre	$202,278	37.2%	$187,017	36.6%	$382,534	36.2%	$359,991	35.7%

Performance metrics:
Occupancy	72.8%		74.0%		70.2%		71.8%
ADR	$277.19		$259.19		$277.47		$261.71
RevPAR	$201.67		$191.70		$194.91		$187.97
OtherPAR	$322.38		$300.14		$316.16		$300.23
Total RevPAR	$524.05		$491.84		$511.07		$488.20

Gaylord Opryland:
Revenue	$125,190		$116,465		$253,569		$226,643
Operating income	$36,567	29.2%	$35,144	30.2%	$76,389	30.1%	$65,242	28.8%
Depreciation and amortization	9,396		8,575		18,099		16,635
Non-cash lease revenue	(7)		(9)		(16)		(19)
Adjusted EBITDAre	$45,956	36.7%	$43,710	37.5%	$94,472	37.3%	$81,858	36.1%

Performance metrics:
Occupancy	74.2%		75.2%		72.0%		70.1%
ADR	$266.96		$246.17		$272.09		$253.72
RevPAR	$198.18		$185.19		$195.89		$177.88
OtherPAR	$278.18		$257.97		$289.19		$255.70
Total RevPAR	$476.36		$443.16		$485.09		$433.58

Gaylord Palms:
Revenue	$88,491		$73,113		$186,137		$161,506
Operating income	$21,118	23.9%	$13,671	18.7%	$50,861	27.3%	$37,453	23.2%
Depreciation and amortization	8,912		8,609		17,727		16,819
Non-cash lease expense	916		956		1,832		1,911
Adjusted EBITDAre	$30,946	35.0%	$23,236	31.8%	$70,420	37.8%	$56,183	34.8%

Performance metrics:
Occupancy	75.0%		78.9%		76.1%		77.4%
ADR	$270.06		$243.35		$285.86		$259.34
RevPAR	$202.49		$192.00		$217.65		$200.80
OtherPAR	$363.53		$275.66		$380.94		$318.58
Total RevPAR	$566.02		$467.66		$598.59		$519.38

(1)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord Texan:
Revenue	$82,259		$82,494		$165,630		$168,871
Operating income	$23,528	28.6%	$25,002	30.3%	$47,333	28.6%	$52,697	31.2%
Depreciation and amortization	7,681		6,157		15,006		12,086
Adjusted EBITDAre	$31,209	37.9%	$31,159	37.8%	$62,339	37.6%	$64,783	38.4%

Performance metrics:
Occupancy	69.9%		72.0%		67.7%		72.5%
ADR	$268.51		$253.06		$266.01		$255.16
RevPAR	$187.60		$182.32		$179.96		$185.04
OtherPAR	$310.72		$317.42		$324.50		$329.29
Total RevPAR	$498.32		$499.74		$504.46		$514.33

Gaylord National:
Revenue	$90,422		$83,413		$164,649		$164,242
Operating income	$19,550	21.6%	$15,818	19.0%	$25,775	15.7%	$25,292	15.4%
Depreciation and amortization	8,495		8,489		16,987		16,932
Interest income on Gaylord National bonds	1,026		1,113		2,051		2,227
Other gains and (losses), net	(8)		–		(8)		–
Adjusted EBITDAre	$29,063	32.1%	$25,420	30.5%	$44,805	27.2%	$44,451	27.1%

Performance metrics:
Occupancy	71.3%		67.8%		67.2%		70.1%
ADR	$280.70		$263.97		$274.10		$256.29
RevPAR	$200.10		$178.85		$184.16		$179.59
OtherPAR	$297.72		$280.38		$271.59		$275.03
Total RevPAR	$497.82		$459.23		$455.74		$454.62

Gaylord Rockies:
Revenue	$84,735		$81,722		$156,984		$152,670
Operating income	$23,792	28.1%	$21,798	26.7%	$38,237	24.4%	$36,621	24.0%
Depreciation and amortization	15,141		14,897		30,329		29,749
Adjusted EBITDAre	$38,933	45.9%	$36,695	44.9%	$68,566	43.7%	$66,370	43.5%

Performance metrics:
Occupancy	79.4%		80.3%		77.4%		76.3%
ADR	$275.43		$259.78		$267.28		$258.52
RevPAR	$218.64		$208.62		$206.93		$197.21
OtherPAR	$401.71		$389.67		$370.90		$364.73
Total RevPAR	$620.35		$598.29		$577.82		$561.94

JW Marriott Hill Country:
Revenue	$65,762		$66,573		$116,057		$121,849
Operating income	$15,982	24.3%	$17,250	25.9%	$23,190	20.0%	$28,099	23.1%
Depreciation and amortization	8,193		7,919		16,355		15,750
Adjusted EBITDAre	$24,175	36.8%	$25,169	37.8%	$39,545	34.1%	$43,849	36.0%

Performance metrics:
Occupancy	70.9%		75.6%		64.8%		71.8%
ADR	$344.31		$342.79		$341.31		$332.79
RevPAR	$244.21		$259.31		$221.24		$238.96
OtherPAR	$477.00		$470.80		$418.68		$432.89
Total RevPAR	$721.22		$730.11		$639.92		$671.85

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

($ in thousands, except for performance metrics)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2026		2025		2026		2025
	$	Margin	$	Margin	$	Margin	$	Margin
JW Marriott Desert Ridge: (1)
Revenue	$60,649		$5,349		$134,517		$5,349
Operating income (loss)	$11,932	19.7%	$(2,583)	(48.3)%	$36,187	26.9%	$(2,583)	(48.3)%
Depreciation and amortization	8,578		1,943		17,094		1,943
Non-cash lease (revenue) expense	254		58		(203)		58
Adjusted EBITDAre	$20,764	34.2%	$(582)	(10.9)%	$53,078	39.5%	$(582)	(10.9)%

Performance metrics:
Occupancy	72.2%		39.3%		72.6%		39.3%
ADR	$367.08		$228.50		$428.43		$228.50
RevPAR	$264.85		$89.76		$310.88		$89.76
OtherPAR	$436.70		$178.35		$471.42		$178.35
Total RevPAR	$701.55		$268.11		$782.30		$268.11

The AC Hotel at National Harbor:
Revenue	$4,220		$3,562		$6,556		$6,260
Operating income	$1,250	29.6%	$757	21.3%	$1,033	15.8%	$871	13.9%
Depreciation and amortization	230		223		451		445
Adjusted EBITDAre	$1,480	35.1%	$980	27.5%	$1,484	22.6%	$1,316	21.0%

Performance metrics:
Occupancy	72.9%		59.8%		59.3%		57.3%
ADR	$300.09		$286.90		$280.12		$271.75
RevPAR	$218.68		$171.54		$166.24		$155.71
OtherPAR	$22.77		$32.33		$22.40		$24.43
Total RevPAR	$241.45		$203.87		$188.64		$180.14

The Inn at Opryland: (2)
Revenue	$3,236		$3,520		$6,254		$6,551
Operating income (loss)	$(76)	(2.3)%	$63	1.8%	$(275)	(4.4)%	$37	0.6%
Depreciation and amortization	592		585		1,178		1,144
Adjusted EBITDAre	$516	15.9%	$648	18.4%	$903	14.4%	$1,181	18.0%

Performance metrics:
Occupancy	46.1%		58.1%		45.2%		51.0%
ADR	$193.63		$168.74		$195.93		$177.02
RevPAR	$89.27		$98.04		$88.48		$90.29
OtherPAR	$28.10		$29.63		$25.57		$29.15
Total RevPAR	$117.37		$127.67		$114.05		$119.44

(1)	JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore results are not comparable to the prior year period.
(2)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2026	2025	2026	2025
Earnings per share:

Numerator:
Net income available to common stockholders	$92,750	$71,753	$163,225	$134,714
Net income attributable to noncontrolling interest in OEG	4,050	2,094	3,462	2,805
Net income available to common stockholders - if-converted method	$96,800	$73,847	$166,687	$137,519

Denominator:
Weighted average shares outstanding - basic	63,114	61,352	63,069	60,639
Effect of dilutive equity-based compensation	169	147	187	194
Effect of dilutive put rights (1)	4,860	4,233	4,543	3,744
Weighted average shares outstanding - diluted	68,143	65,732	67,799	64,577

Basic income per share available to common stockholders	$1.47	$1.17	$2.59	$2.22
Diluted income per share available to common stockholders (1)	$1.42	$1.12	$2.46	$2.13

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$167,229	$137,145	$310,701	$260,047
Net income attributable to noncontrolling interest in OEG	4,050	2,094	3,462	2,805
FFO adjustments for noncontrolling interest in OEG	2,703	2,601	5,354	5,234
FFO available to common stockholders and unit holders - if-converted method	$173,982	$141,840	$319,517	$268,086

Denominator:
Weighted average shares and OP units outstanding - basic	63,509	61,747	63,464	61,034
Effect of dilutive equity-based compensation	169	147	187	194
Effect of dilutive put rights (1)	4,860	4,233	4,543	3,744
Weighted average shares and OP units outstanding - diluted	68,538	66,127	68,194	64,972

FFO available to common stockholders and unit holders per basic share/unit	$2.63	$2.22	$4.90	$4.26
FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.54	$2.14	$4.69	$4.13

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$181,399	$148,845	$337,477	$278,668
Net income attributable to noncontrolling interest in OEG	4,050	2,094	3,462	2,805
FFO adjustments for noncontrolling interest in OEG	2,703	2,601	5,354	5,234
Adjusted FFO adjustments for noncontrolling interest in OEG	2,023	1,736	2,065	2,018
Adjusted FFO available to common stockholders and unit holders - if-converted method	$190,175	$155,276	$348,358	$288,725

Denominator:
Weighted average shares and OP units outstanding - basic	63,509	61,747	63,464	61,034
Effect of dilutive equity-based compensation	169	147	187	194
Effect of dilutive put rights (1)	4,860	4,233	4,543	3,744
Weighted average shares and OP units outstanding - diluted	68,538	66,127	68,194	64,972

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.86	$2.41	$5.32	$4.57
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.77	$2.35	$5.11	$4.44

(1)	Basic and diluted weighted average common shares for the three and six months ended June 30, 2026 and 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended June 30, 2026 and 2025 include 4.9 million and 4.2 million, respectively, and for the six months ended June 30, 2026 and 2025 include 4.5 million and 3.7 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$280,500	$285,500	$283,000
Provision for income taxes	13,000	14,500	13,750
Interest expense, net	246,250	253,500	249,875
Depreciation and amortization	306,500	318,000	312,250
EBITDAre	$846,250	$871,500	$858,875
Non-cash lease expense	2,750	4,000	3,375
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$878,000	$910,000	$894,000

Hospitality segment:
Operating income	$519,500	$526,500	$523,000
Depreciation and amortization	268,000	276,000	272,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$797,000	$815,000	$806,000

Hospitality segment (same-store)(2)
Operating income	$484,500	$489,500	$487,000
Depreciation and amortization	234,000	240,000	237,000
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$728,000	$742,000	$735,000

JW Marriott Desert Ridge
Operating income	$35,000	$37,000	$36,000
Depreciation and amortization	34,000	36,000	35,000
Non-cash lease expense	–	–	–
Adjusted EBITDAre	$69,000	$73,000	$71,000

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$270,500	$273,500	$272,000
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$271,500	$275,500	$273,500
Depreciation and amortization	306,500	318,000	312,250
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$565,500	$582,000	$573,750
Right-of-use asset amortization	–	500	250
Non-cash lease expense	2,750	4,000	3,375
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	12,500	14,000	13,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	9,000	10,250	9,625
Adjusted FFO available to common stockholders and unit holders	$592,250	$616,750	$604,500

Net income available to common stockholders per diluted share (2)	$4.10	$4.11	$4.11
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.98	$9.28	$9.13

Estimated weighted average shares outstanding - diluted (in millions) (2)	68.4	68.4	68.4
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	68.8	68.8	68.8

(1)	Includes JW Marriott Desert Ridge. Amounts are calculated based on unrounded numbers.
(2)	Includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$270,500	$273,500	$272,000
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$280,500	$281,500	$281,000

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	68.4	68.4	68.4

Diluted income per share available to common stockholders	$4.10	$4.11	$4.11

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$592,250	$616,750	$604,500
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$618,250	$638,750	$628,500

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	68.8	68.8	68.8

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.98	$9.28	$9.13

(1)	Includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income	$271,000	$279,000	$275,000
Provision for income taxes	11,500	13,000	12,250
Interest expense, net	246,750	255,500	251,125
Depreciation and amortization	302,500	315,000	308,750
EBITDAre	$831,750	$862,500	$847,125
Non-cash lease expense	3,250	5,000	4,125
Preopening costs	4,500	5,500	5,000
Equity-based compensation expense	15,000	17,000	16,000
Pension settlement charge	4,000	4,500	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Loss on extinguishment of debt	2,000	3,000	2,500
Adjusted EBITDAre	$864,000	$902,000	$883,000

Hospitality segment:
Operating income	$509,000	$520,500	$514,750
Depreciation and amortization	264,000	273,000	268,500
Non-cash lease expense	3,500	5,000	4,250
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$783,000	$807,000	$795,000

Hospitality segment (same-store)(2)
Operating income	$475,500	$485,500	$480,500
Depreciation and amortization	230,000	237,000	233,500
Non-cash lease expense	3,000	4,000	3,500
Interest income on Gaylord National bonds	3,500	4,500	4,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$715,000	$735,000	$725,000

JW Marriott Desert Ridge
Operating income	$33,500	$35,000	$34,250
Depreciation and amortization	34,000	36,000	35,000
Non-cash lease expense	500	1,000	750
Adjusted EBITDAre	$68,000	$72,000	$70,000

Entertainment segment:
Operating income	$74,750	$79,500	$77,125
Depreciation and amortization	36,500	39,500	38,000
Non-cash lease revenue	(250)	–	(125)
Preopening costs	4,500	5,500	5,000
Equity-based compensation	4,500	5,500	5,000
Adjusted EBITDAre	$120,000	$130,000	$125,000

Corporate and Other segment:
Operating loss	$(50,500)	$(49,000)	$(49,750)
Depreciation and amortization	2,000	2,500	2,250
Equity-based compensation	10,500	11,500	11,000
Pension settlement charge	4,000	4,500	4,250
Other gains and (losses), net	(5,000)	(4,500)	(4,750)
Adjusted EBITDAre	$(39,000)	$(35,000)	$(37,000)

(1)	Includes JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality excludes JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$261,000	$267,000	$264,000
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$262,000	$269,000	$265,500
Depreciation and amortization	302,500	315,000	308,750
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$552,000	$572,500	$562,250
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,250	5,000	4,125
Pension settlement charge	4,000	4,500	4,250
Loss on extinguishment of debt	2,000	3,000	2,500
Adjustments for noncontrolling interest	(5,000)	(4,000)	(4,500)
Amortization of deferred financing costs	12,500	14,000	13,250
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	7,000	9,000	8,000
Adjusted FFO available to common stockholders and unit holders	$577,250	$607,000	$592,125

Net income available to common stockholders per diluted share (2)	$3.96	$4.02	$3.99
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.77	$9.14	$8.96

Estimated weighted average shares outstanding - diluted (in millions) (2)	68.4	68.4	68.4
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	68.8	68.8	68.8

(1)	Includes JW Marriott Desert Ridge. Amounts are calculated based on unrounded numbers.
(2)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2026
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$261,000	$267,000	$264,000
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
Net income available to common stockholders - if-converted method	$271,000	$275,000	$273,000

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	68.4	68.4	68.4

Diluted income per share available to common stockholders	$3.96	$4.02	$3.99

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$577,250	$607,000	$592,125
Net income attributable to noncontrolling interest in OEG	10,000	8,000	9,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	5,000	4,000	4,500
Adjusted FFO available to common stockholders and unit holders - if-converted method	$603,250	$629,000	$616,125

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	68.8	68.8	68.8

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.77	$9.14	$8.96

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.